Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER
2010 RESULTS

NEW YORK, NY, July 21, 2010—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $11.6 million, or $0.27 per share (diluted and basic), for the quarter ended June 30, 2010, compared with a loss attributable to common shareholders of $6.4 million, or $0.15 per share (diluted and basic), for the quarter ended June 30, 2009.

The second quarter 2010 results included an after-tax gain of approximately $0.08 per share primarily due to recoveries on the sale of previously impaired securities. After adjusting for these items, earnings per share attributable to common shareholders would have been $0.19 for the quarter ended June 30, 2010. The second quarter 2009 results included an after-tax expense of approximately $0.30 per share due to impairment charges. After adjusting for these items, earnings per share attributable to common shareholders would have been $0.15 for the quarter ended June 30, 2009.

For the six months ended June 30, 2010, the company recorded income attributable to common shareholders of $20.5 million, or $0.48 per share (diluted and basic), compared with a loss attributable to common shareholders of $20.9 million, or $0.49 per share (diluted and basic), for the six months ended June 30, 2009. After adjusting for the $0.08 after-tax gain mentioned above, earnings per share attributable to common shareholders would have been $0.39 for the six months ended June 30, 2010. The 2009 results included after-tax expenses of approximately $0.69 per share due to impairment charges. After adjusting for these items, earnings per share attributable to common shareholders would have been $0.20 per share for the six months ended June 30, 2009.

Assets Under Management

Assets under management were $26.2 billion as of June 30, 2010, a decrease of 3.5% from $27.2 billion at March 31, 2010 and an increase of 60.8% from $16.3 billion at June 30, 2009. The decrease from March 31, 2010 was due to market depreciation of $2.2 billion partially offset by net inflows of $1.2 billion. The increase from June 30, 2009 was due to net inflows of $5.0 billion and market appreciation of $4.9 billion. Average assets under management were $27.0 billion for the quarter ended June 30, 2010, an increase of 8.5% from $24.9 billion for the quarter ended March 31, 2010 and an increase of 84.8% from $14.6 billion for the quarter ended June 30, 2009.

Assets under management for open-end mutual funds were $6.6 billion as of June 30, 2010, a decrease of 5.2% from $7.0 billion at March 31, 2010 and an increase of 55.6% from $4.2 billion at June 30, 2009. The decrease from March 31, 2010 was due to market depreciation of $538 million partially offset by net inflows of $175 million. The increase from June 30, 2009 was due to market appreciation of $1.5 billion and net inflows of $864 million. Average assets under management for open-end mutual funds were $6.7 billion for the quarter ended June 30, 2010, an increase of 7.1% from $6.2 billion for the quarter ended March 31, 2010 and an increase of 75.4% from $3.8 billion for the quarter ended June 30, 2009.

Assets under management for closed-end mutual funds were $5.3 billion as of June 30, 2010, a decrease of 7.3% from $5.7 billion at March 31, 2010 and an increase of 26.2% from $4.2 billion at June 30, 2009. The decrease from March 31, 2010 was primarily due to market depreciation of $414 million. The increase from June 30, 2009 was due to market appreciation of $929 million and net inflows of $173 million through an increase in the use of the funds’ credit facility. Average assets under management for closed-end mutual funds were $5.6 billion for the quarter ended June 30, 2010, an increase of 1.7% from $5.5 billion for the quarter ended March 31, 2010 and an increase of 46.1% from $3.9 billion for the quarter ended June 30, 2009.

Assets under management for institutional separate accounts were $14.3 billion as of June 30, 2010, a decrease of 1.2% from $14.5 billion at March 31, 2010 and an increase of 82.1% from $7.9 billion at June 30, 2009. The decrease from March 31, 2010 was due to market depreciation of $1.2 billion partially offset by net inflows of $1.1 billion. The increase from June 30, 2009 was due to net inflows of $4.0 billion and market appreciation of $2.5 billion. Average assets under management for institutional separate accounts were $14.7 billion for the quarter ended June 30, 2010, an increase of 12.0% from $13.1 billion for the quarter ended March 31, 2010 and an increase of 111.3% from $7.0 billion for the quarter ended June 30, 2009.

Financial Highlights

	Three Months Ended
	(in thousands, except per share data or as noted)
	June 30, 2010	March 31, 2010	June 30, 2009

Revenue	$44,232	$41,344	$26,355
Expenses	$30,900	$28,915	$25,932
Operating income	$13,332	$12,429	$423
Operating margin	30.1%	30.1%	1.6%
Total non-operating income (loss)	$2,050	$1,035	$(5,373)
Net income (loss) attributable to common
shareholders	$11,603	$8,880	$(6,421)
Diluted earnings (loss) per share attributable
to common shareholders	$0.27	$0.21	$(0.15)
Assets under management, end of period (in millions)	$26,242	$27,197	$16,320
Average assets under management for period (in millions)	$27,031	$24,910	$14,628

Total revenue was $44.2 million for the three months ended June 30, 2010, an increase of 7.0% from $41.3 million for the three months ended March 31, 2010, primarily due to higher average assets under management. Operating expenses were $30.9 million for the three months ended June 30, 2010, an increase of 6.9% from $28.9 million for the three months ended March 31, 2010, primarily due to increases in employee compensation and benefits, distribution and service fees and general and administrative expenses. Operating income was $13.3 million for the three months ended June 30, 2010, compared with $12.4 million for the three months ended March 31, 2010. The company’s operating margin was 30.1% for the first and second quarter of 2010. Non-operating income was $2.1 million for the three months ended June 30, 2010, an increase of 98.1% from $1.0 million for the three months ended March 31, 2010, primarily due to recoveries on the sale of previously impaired securities, partially offset by a decline in the value of the company’s investment in its global real estate long-short funds.

Balance Sheet Information

As of June 30, 2010, cash, cash equivalents and investments were $241 million, net of redeemable non-controlling interest. As of June 30, 2010, stockholders’ equity was $289 million and the company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, July 22, 2010 at 11:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2913 (international); passcode: 21476735. Participants should plan to register at least 10 minutes before the conference call begins.

A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on July 22, 2010 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21476735. Internet access to the webcast, which includes audio (listen-only), will be available on the company's Web site at www.cohenandsteers.com under "Corporate Info."  The webcast will be archived on the Web site for two weeks.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2009, which is accessible on the Securities and Exchange Commission's Web site at www.sec.gov and on the company’s Web site at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2010	March 31, 2010	June 30, 2009	March 31, 2010	June 30, 2009
Revenue
Investment advisory and administration fees	$40,835	$38,092	$23,997
Distribution and service fees	2,236	2,164	1,695
Portfolio consulting and other	1,161	1,088	663
Total revenue	44,232	41,344	26,355	7.0%	67.8%
Expenses
Employee compensation and benefits	17,251	16,124	14,916
Distribution and service fees	4,831	4,310	3,132
General and administrative	7,473	7,137	6,668
Depreciation and amortization	1,113	1,154	1,028
Amortization, deferred commissions	232	190	188
Total expenses	30,900	28,915	25,932	6.9%	19.2%
Operating income	13,332	12,429	423	7.3%	*
Non-operating income
Interest and dividend income - net	366	195	660
(Loss) gain from trading securities - net	(371)	189	6,490
Gain (loss) from available-for-sale securities - net	3,281	198	(12,864)
Equity in (losses) earnings of affiliates	(1,361)	541	-
Other	135	(88)	341
Total non-operating income (loss)	2,050	1,035	(5,373)	98.1%	*
Income (loss) before provision for income taxes	15,382	13,464	(4,950)	14.2%	*
Provision for income taxes	3,781	4,574	966
Net income (loss)	11,601	8,890	(5,916)	30.5%	*
Less: Net loss (income) attributable to redeemable noncontrolling interest	2	(10)	(505)
Net income (loss) attributable to common shareholders	$11,603	$8,880	$(6,421)	30.7%	*

Earnings (loss) per share attributable to common shareholders
Basic	$0.27	$0.21	$(0.15)	30.3%	*
Diluted	$0.27	$0.21	$(0.15)	30.0%	*
Weighted average shares outstanding
Basic	42,730	42,600	42,360
Diluted	43,143	42,937	42,360

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Six Months Ended		% Change From
	June 30, 2010	June 30, 2009	June 30, 2009
Revenue
Investment advisory and administration fees	$78,927	$45,070
Distribution and service fees	4,400	3,302
Portfolio consulting and other	2,249	1,483
Total revenue	85,576	49,855	71.6%
Expenses
Employee compensation and benefits	33,375	27,091
Distribution and service fees	9,141	6,202
General and administrative	14,610	13,500
Depreciation and amortization	2,267	2,048
Amortization, deferred commissions	422	454
Total expenses	59,815	49,295	21.3%
Operating income	25,761	560	*
Non-operating income
Interest and dividend income - net	561	1,326
(Loss) gain from trading securities - net	(182)	8,571
Gain (loss) from available-for-sale securities - net	3,479	(31,696)
Equity in losses of affiliates	(820)	-
Other	47	91
Total non-operating income (loss)	3,085	(21,708)	*
Income (loss) before provision for income taxes	28,846	(21,148)	*
Provision (benefit) for income taxes	8,355	(838)
Net income (loss)	20,491	(20,310)	*
Less: Net income attributable to redeemable noncontrolling interest	(8)	(590)
Net income (loss) attributable to common shareholders	$20,483	$(20,900)	*

Earnings (loss) per share attributable to common shareholders
Basic	$0.48	$(0.49)	*
Diluted	$0.48	$(0.49)	*
Weighted average shares outstanding
Basic	42,665	42,279
Diluted	43,040	42,279

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
For the Periods Ended
(in millions)

	Three Months Ended			% Change From
	June 30, 2010	March 31, 2010	June 30, 2009	March 31, 2010	June 30, 2009
Open-End Mutual Funds
Assets under management, beginning of period	$6,958	$6,285	$3,102
Inflows	684	710	431
Outflows	(509)	(453)	(270)
Net inflows	175	257	161
Market (depreciation) appreciation	(538)	416	975
Total (decrease) increase	(363)	673	1,136
Assets under management, end of period	$6,595	$6,958	$4,238	(5.2%)	55.6%
Average assets under management for period	$6,672	$6,230	$3,803	7.1%	75.4%

Closed-End Mutual Funds
Assets under management, beginning of period	$5,736	$5,546	$3,029
Inflows	-	-	448
Outflows	(7)	-	-
Net (outflows) inflows	(7)	-	448
Market (depreciation) appreciation	(414)	190	736
Total (decrease) increase	(421)	190	1,184
Assets under management, end of period	$5,315	$5,736	$4,213	(7.3%)	26.2%
Average assets under management for period	$5,633	$5,537	$3,855	1.7%	46.1%

Institutional Separate Accounts
Assets under management, beginning of period	$14,503	$12,954	$5,469
Inflows	1,471	1,394	954
Outflows	(417)	(520)	(172)
Net inflows	1,054	874	782
Market (depreciation) appreciation	(1,225)	675	1,618
Total (decrease) increase	(171)	1,549	2,400
Assets under management, end of period [1]	$14,332	$14,503	$7,869	(1.2%)	82.1%
Average assets under management for period	$14,726	$13,143	$6,970	12.0%	111.3%

Total
Assets under management, beginning of period	$27,197	$24,785	$11,600
Inflows	2,155	2,104	1,833
Outflows	(933)	(973)	(442)
Net inflows	1,222	1,131	1,391
Market (depreciation) appreciation	(2,177)	1,281	3,329
Total (decrease) increase	(955)	2,412	4,720
Assets under management, end of period	$26,242	$27,197	$16,320	(3.5%)	60.8%
Average assets under management for period	$27,031	$24,910	$14,628	8.5%	84.8%

1 As of June 30, 2010 and March 31, 2010, assets under management from institutional separate accounts included $217 million and $220 million, respectively, of assets invested in the company's alternative strategy.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
For the Periods Ended
(in millions)

	Six Months Ended		% Change From
	June 30, 2010	June 30, 2009	June 30, 2009
Open-End Mutual Funds
Assets under management, beginning of period	$6,285	$4,280
Inflows	1,394	755
Outflows	(962)	(670)
Net inflows	432	85
Market depreciation	(122)	(127)
Total increase (decrease)	310	(42)
Assets under management, end of period	$6,595	$4,238	55.6%
Average assets under management for period	$6,451	$3,580	80.2%

Closed-End Mutual Funds
Assets under management, beginning of period	$5,546	$4,278
Inflows	-	448
Outflows	(7)	(395)
Net (outflows) inflows	(7)	53
Market depreciation	(224)	(118)
Total decrease	(231)	(65)
Assets under management, end of period	$5,315	$4,213	26.2%
Average assets under management for period	$5,585	$3,788	47.4%

Institutional Separate Accounts
Assets under management, beginning of period	$12,954	$6,544
Inflows	2,865	1,476
Outflows	(937)	(299)
Net inflows	1,928	1,177
Market (depreciation) appreciation	(550)	148
Total increase	1,378	1,325
Assets under management, end of period [1]	$14,332	$7,869	82.1%
Average assets under management for period	$13,935	$6,288	121.6%

Total
Assets under management, beginning of period	$24,785	$15,102
Inflows	4,259	2,679
Outflows	(1,906)	(1,364)
Net inflows	2,353	1,315
Market depreciation	(896)	(97)
Total increase	1,457	1,218
Assets under management, end of period	$26,242	$16,320	60.8%
Average assets under management for period	$25,971	$13,656	90.2%

1 As of June 30, 2010, assets under management from institutional separate accounts included $217 million of assets invested in the company's alternative strategy.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Category
(in millions)

	As of June 30, 2010	As of March 31, 2010	As of June 30, 2009

Open-End Mutual Funds
U.S. Real Estate	$4,573	$4,430	$2,362
International Real Estate	1,612	2,019	1,535
Large Cap Value	187	195	154
Preferreds	12	13	8
Listed Infrastructure and Utilities	88	98	71
Other	123	203	108
Assets under management, end of period	$6,595	$6,958	$4,238

Closed-End Mutual Funds
U.S. Real Estate	$1,666	$1,641	$1,233
International Real Estate	82	128	68
Large Cap Value	182	265	212
Preferreds	1,242	1,441	1,123
Listed Infrastructure and Utilities	1,788	1,929	1,080
Other	355	332	497
Assets under management, end of period	$5,315	$5,736	$4,213

Institutional Separate Accounts
U.S. Real Estate	$5,504	$5,493	$2,997
International Real Estate	4,918	5,130	2,825
Large Cap Value	2,434	2,466	1,351
Preferreds	889	824	479
Listed Infrastructure and Utilities	146	129	12
Other	441	461	205
Assets under management, end of period [1]	$14,332	$14,503	$7,869

Total
U.S. Real Estate	$11,743	$11,564	$6,592
International Real Estate	6,612	7,277	4,428
Large Cap Value	2,803	2,926	1,717
Preferreds	2,143	2,278	1,610
Listed Infrastructure and Utilities	2,022	2,156	1,163
Other	919	996	810
Assets under management, end of period	$26,242	$27,197	$16,320

1 As of June 30, 2010 and March 31, 2010, assets under management from institutional separate accounts included $217 million and $220 million, respectively, of assets invested in the company's alternative strategy.

Cohen & Steers, Inc. and Subsidiaries
Otherat Fee Earning Assets (Unaudited)
(in millions)

	As of June 30, 2010	As of March 31, 2010	As of June 30, 2009

Unified Managed Accounts, end of period	$468	$492	$268

Exchange Traded Funds, end of period	$2,012	$2,028	$1,104

Unit Investment Trusts, end of period	$1,256	$1,330	$1,124

Total, end of period	$3,736	$3,850	$2,496

Note: Other fee earning assets are defined as assets for which the company provides investment advice but for which the company has no discretion to execute trades, and therefore are not included in the company's reported assets under management.